UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 20, 2006

                 The South Financial Group, Inc.

(Exact name of registrant as specified in its charter)

South Carolina	0-15083	57-0824914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

102 South Main Street, Greenville, South Carolina                  29601

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 255-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K of the Company dated July 20, 2006 (the “Form 8-K”) to revise the reported 2006 and 2007 Projected Cash Flows for Debt Securities included of page 4 of the Quarterly Financial Data Supplement furnished as Exhibit 99.2 of the Form 8-K. Except for the revision of such Projected Cash Flows for Debt Securities, this Form 8-K/A does not update, amend or modify any other disclosure set forth in the Form 8-K.

Item 2.02.    Results of Operations and Financial Condition.

        On July 21, 2006, The South Financial Group, Inc. (“TSFG”) issued a press release, with financial schedules, announcing its results of operations for the quarter ended June 30, 2006.  A copy of the revised Quarterly Financial Data Supplement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits .

Exhibit No.	Description
99.1	Revised Quarterly Financial Data Supplement, Second Quarter 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SOUTH FINANCIAL GROUP, INC.

July 24, 2006	/s/ William P. Crawford, Jr.

William P. Crawford, Jr.
Executive Vice President and General Counsel

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